UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Date of Report (Date of earliest event reported): March 15, 2017

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware	001-37613	98-0513637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16415 Addison Road, Suite 300, Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(972) 865-6192
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm

On March 15, 2017, COPsync, Inc. (the “Company”) dismissed PMB Helin Donovan (“PMB”) as the Company’s independent registered public accounting firm.

The audit reports of PMB on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and any subsequent interim period preceding such dismissal (i) there were no disagreements with PMB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to PMB’s satisfaction, would have caused PMB to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PMB with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (“SEC”). A copy of PMB’s letter dated March 21, 2017 to the SEC, stating whether it agrees or disagrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)	Engagement of New Independent Registered Public Accounting Firm

On March 15, 2017, the Audit Committee Chair engaged Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging Friedman, neither the Company nor anyone on its behalf consulted Friedman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

PMB’s dismissal and Friedman’s appointment will delay the Company’s year-end audit, which will in turn result in the Company’s annual report on Form 10-K to be extended.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from PMB Helin Donovan, dated March 21, 2017 to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPSYNC, Inc.

Dated: March 21, 2017	By:	/s/ Philip J. Anderson
	Name:	Philip J. Anderson
	Title:	Chief Financial Officer